Electronically Filed
9/27/2017 1:18 PM
Steven D. Grierson
CLERK OF THE COURT

SUPPL
JAY A. SHAFER, ESQ.
Nevada Bar No. 9184
PREMIER LEGAL GROUP
1333 N. Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
Telephone: (702) 794-4411
Fax: (702) 794-4421
jshafer@premierlegalgroup.com
Attorneys for Petitioner
CUSTODIAL MANAGEMENT LLC

PREMIER LEGAL GROUP
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411 Fax (702) 794-4421

DISTRICT COURT

CLARK COUNTY, NEVADA

In the Matter of

PACIFIC BLUE ENERGY CORP., a Nevada Corporation,

Case No. A-17-760155-P
Dept. No. VI

EXEMPT FROM ARBITRATION
(Equitable Relief Requested)

SUPPLEMENTAL DECLARATION TO CUSTODIAL MANAGEMENT LLC'S APPLICATION FOR APPOINTMENT OF CUSTODIAN OF PACIFIC BLUE ENERGY CORP.

COMES NOW Petitioner CUSTODIAL MANAGEMENT LLC [Hereinafter as "Petitioner"] by and through its Counsel of Record, Jay A. Shafer, Esq. of the law firm Premier Legal Group hereby submits the following supplement to its Application for Appointment of Custodian of Pacific Blue Energy Corp.

DATED this 27th day of September, 2017.

PREMIER LEGAL GROUP

By: ______________________
JAY A. SHAFER
Nevada Bar No. 009184
1333 North Buffalo Drive, Suite 210
Las Vegas, Nevada 89128
(702) 794-4411
Fax: (702) 794-4421
JShafer@premierlegalgroup.com

SUPPLEMENTAL DECLARATION OF STOCKHOLDER IN SUPPORT OF APPLICATION FOR APPOINTMENT AS CUSTODIAN OF PACIFIC BLUE ENERGY CORP.

COUNTY OF ONONDAGA)
) ss:
STATE OF NEW YORK)

I, Joseph C. Passalaqua of 106 Glenwood Dr. S., Liverpool, NY 13090, being first duly sworn and under penalty of perjury, hereby swears and says the following: that Declarant has personal knowledge of the facts set forth hereunder and is competent to testify to the same, that Declarant makes this Supplemental Declaration in Support of the Application for Appointment as Custodian and if so called to testify could testify competently about the facts set forth herein.

1. Custodial Management LLC ("Petitioner") through Joseph C. Passalaqua holds Twenty Thousand (20,000) shares of stock in Pacific Blue Energy Corp., a Nevada Corporation. These shares are held in Alpine Securities Account #XXXXXX2630. The redacted printout of Alpine Securities overview is attached as supplemental Exhibit "1". Petitioner has acquired the rights to these shares through an assignment agreement, attached as supplemental Exhibit "2".

2. Petitioner has applied for five (5) separate custodian actions, including the instant matter:

	Case Number	Company Name
1.	A-17-756540-C	Yaboo, Inc.

Petitioner's application in this matter was granted and petitioner is in the process of bringing the company current.

2.	A-17-760130-P	Microchannel Technologies Corporation

Petitioner's application in this matter was granted on September 25, 2017, and the Order is due to be filed imminently.

3. A-17-760155-P Pacific Blue Energy Corporation

4. A-17-760808-P China Solar & Clean Energy Solutions.

Petitioner's application is due to be heard on October 3, 2017.

5. A-17-761020-P Highlight Networks, Inc.

Petitioner's application in this matter is pending, but will likely be withdrawn as the prior management team has reappeared and indicated their intent to reinstate the company.

I DECLARE UNDER PENALTY OF PERJURY THAT THE FOREGOING IS TRUE AND CORRECT AND THAT THE FOREGOING DECLARATION WAS EXECUTED THIS 27 DAY OF SEPTEMBER, 2017.

CUSTODIAL MANAGEMENT, LLC

Joseph C Passalaqua

Joseph C. Passalaqua, President

Supplemental Exhibit "1"

Supplemental Exhibit "1"

ALPINE SECURITIES
Securities Brokerage & Clearing Firm

"At the Top of the Small Cap Market"

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CHOOSE YOUR ACCOUNT: [redacted]2630 - JOSEPH C PASSALAQUA[redacted]

Registered Representative:
Alpine House 0002 (trade@alpine-securities.com)
(801) 355-5588

Client Information:
Tenants in Common
[redacted]2630
fif

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BALANCES

Type	Credit /(Debit) Balance
Dreyfus General Money Market Fund-GMMXX	[redacted]
Balances Total	

EQUITIES

Account Type	Quantity	Symbol	Security Description	Current Price	$ Change From Previous Day Close	% Change From Previous Day Close	Market Value	Market Value Change From Previous Day Close*	Market Information	Ext Hld
[redacted]										
CASH	20,000	PBEC	PACIFIC BLUE ENERGY CORP	0.00	$0.00	0.00%	$29.14	$30.00	Open: .0015 High: 0.01(-0.0045) Vol : 0k Low : 0.0001(+0.0014)	
Equities Total						-2223463.19%	$19,112.03	$19,112.89		
GRAND TOTAL							$24,421.85			

*The Market Value Change From Previous Day Close column is based on the current number of shares and the previous day close price. It does reflect intraday trades.

Valuation of securities is obtained from independent sources. While these sources are considered reliable, prices are approximations and may not reflect prevailing market quotes, especially for fixed income securities. The Current Price of securities is rounded to three decimal places. The Current Value of securities is calculated using the unrounded price. These valuations are provided only as a general guide to the portfolio value.

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Supplemental Exhibit “2”

Supplemental Exhibit “2”

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY OTHER FEDERAL OR STATE REGULATORY AUTHORITY THE SHARES BEING SOLD HEREBY ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK. THE SALE PRICE WAS TERMINED ARBITRARILY BY THE SELLER AND BEARS NO RELATIONSHIP TO THE ASSET, EARNINGS, BOOK VALUE, FUTURE TRADING PRICE OF THE SHARES, OR ANY OTHER CRITERIA OF VALUE.

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREMEENT is dated as of 10th day of July, 2017 by and among Joseph C. Passalaqua ("Seller") and Custodial Management LLC, a Nevada Limited Liability Corporation ("Buyer"). Seller owns twenty thousand shares (20,000) of Common stock of Pacific Blue Energy Corp., a publicly traded company ("PBEC") the "Company" is a Nevada Corporation. Buyer desire to purchase and the Seller is willing to sell shares of such Common stock (the "Company shares") subject to the terms and conditions contained in this agreement.

NOW THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged the parties agree as follows:

1. **Purchase and Sale:** On the closing, as provided in section 2 herein), Seller shall surrender all rights and ownership of Company Shares which are free and clear of any and all liens, claims and encumbrances, and Seller shall evidence such transaction by delivering to Buyer, this signed Agreement for Twenty Thousand free trading Common Stock. The purchase price for the company Shares shall be $100.00 (One Hundred dollars) paid in cash to Seller by Buyer.

2. **Closing:** The closing of the purchase and sale of the Company Shares shall occur on or before 10th day of July 2017 by both Buyer and Seller signing this Agreement. ("The Closing").

3. **Miscellaneous:** This agreement constitutes the entire agreement between parties hereto and supersedes all prior agreements and discussions between Buyer and Seller. No waiver of any of the provisions of this Agreement will be deemed to constitute a waiver of any other provisions hereof. This agreement may be executed by the parties here in separate counterparts, each of which will be deemed to be one and the same instrument. All claims, disputes and other matters in question between the breaches thereof shall be filed and heard only in the state of Nevada, County of Clark. This agreement will be governed by and constructed and enforced in accordance with the internal laws of the State of Nevada.

IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.

Seller:

Joseph C Passalaqua

Joseph C. Passalaqua, An Individual

Buyer:

Joseph C Passalaqua

Custodial Management LLC